Note 9 - Income Taxes - Reconciliation of Amounts of US Federal Statutory Income Tax Rate to Effective Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
U.S. federal statutory tax rate	$ (6,886)	$ (3,340)	$ (4,108)
State and local income taxes, net	(962)	(519)	80
Stock-based compensation	10,865	6,770	2,748
Fair Value of Earnout Liability	(3,946)	0	0
Transaction Costs	(2,209)	0	0
Change in valuation allowance	3,085	(3,216)	1,516
Foreign operations	440	1,575	(375)
Return-to-Provision Adjustments	(196)	(538)	497
Permanent differences	334	65	157
Other, net	(68)	265	99
Total	$ 457	$ 1,062	$ 614